UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/25/2007

DDI CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  000-30241

Delaware	061576013
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1220 Simon Circle, Anaheim, CA 92806
(Address of principal executive offices, including zip code)

714-688-7200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On June 25, 2007, DDi Corp. (the "Company") issued a press release announcing its estimated financial results for the second quarter ending June 30, 2007. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.        Description

99.1        Press Release dated June 25, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDI CORP

Date: June 25, 2007	By:	/s/ SALLY GOFF
Sally Goff
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated June 25, 2007.